Exhibit 10.3

Mr. Wang Youliang

Mr. Liu Zhengxin

Harbin Jiasheng Consultation & Management Co., LTD

AND

Heilongjiang Zhongxian Information Co., LTD

Exclusive Call Option Agreement
独家购买期权协议

 In respect of Heilongjiang Zhongxian Information Co., LTD

December 21, 2010

EXCLUSIVE CALL OPTION AGREEMENT
独家购买期权协议

This EXCLUSIVE CALL OPTION AGREEMENT (this “Agreement”) is entered into as of December 21, 2010 by and among the following parties:
本独家购买期权协议（“本协议”）由以下签约主体于2010年 月 日签订：

1.	Mr. Wang Youliang (Identity Card No.: 22-0502-1967-0327-0217,owns 38% shares of Heilongjiang Zhongxian Information Co., LTD) and

Mr. Liu Zhengxin (Identity Card No.: 230108197201021010, owns 62% shares of Heilongjiang Zhongxian Information Co., LTD)

In this Agreement, Mr. Wang Youliang and Mr. Liu Zhengxin are called collectively as the the “Company shareholders”.

2.	Harbin Jiasheng Consultation & Management Co., LTD (the “WFOE”)
Registered address: No.68, Hengdao Street, Xiangfang District, Harbin, Heilongjiang, China

3.	Heilongjiang Zhongxian Information Co., LTD (the “Company”)
Registered address: No. A09, Wuzhou Sun Town, Limin Avenue, Limin Development District, Harbin, Heilongjiang, China

1.	王有良(身份证号码，持有黑龙江中现信息公司38%的股权) 和

刘正昕（身份证号码：230108197201021010，持有黑龙江中现信息公司62%的股权）

本协议中，刘正昕及王有良统称为“公司股东”；

2.	哈尔滨嘉盛资讯管理有限公司（下称“WFOE”）；

地址：哈尔滨市香坊区横道街68号

3.	黑龙江中现信息有限公司（下称“公司”）

地址：黑龙江哈尔滨市利民开发区利民大道五洲太阳新城A09号

(In this Agreement, the above parties are hereinafter referred to individually as a “Party” and collectively as the “Parties”.)
本协议中，上述签约主体单数为一方或一方当事人，复数为双方或多方当事人。

WHEREAS: 鉴于

(1)
To the extent not in violation of the PRC Law, the Company shareholders intend to transfer all their respective equity interest in the Company to the WFOE and/or any other entity or individual designated by the WFOE, and the WFOE intends to accept such transfer.
在不违反中华人民共和国法律的范围内，公司股东打算将其在公司内的股权转让给WFOE及/或WFOE指定其他的单位或个人，并且WFOE同意接受如此转让。

(2)
To the extent not in violation of the PRC Law, the Company intends to transfer its assets to the WFOE and/or any other entity or individual designated by the WFOE after the Equity Interest Transfer takes effect, and the WFOE intends to accept such transfer.
在不违反中华人民共和国法律的范围内，公司在股权转让生效后打算将其资产转让给WFOE及/或WFOE指定其他的单位或个人，并且WFOE同意接受如此转让。

(3)
For the purpose of the foregoing equity interest and asset transfer, the Company shareholders and the Company agree to grant to the WFOE the exclusive and irrevocable Equity Transfer Option (as defined below) and Asset Purchase Option (as defined below) respectively. Pursuant to such Equity Transfer Option and Asset Purchase Option, at the WFOE’s request, the Shareholders or the Company shall, to the extent permitted by the PRC Law, transfer the Option Equity (as defined below) or the Company Assets (as defined below) to the WFOE and/or any other entity or individual designated by the WFOE pursuant to the provisions of this Agreement.
为了实现前述的股权和资产转让，公司股东和公司各自同意独家授予WFOE专有和不可撤销的股权期权购买权（见下面定义）及资产期权购买权（见下面定义）。根据股权期权购买权及资产期权购买权，经WFOE请求，股东或公司在中华人民共和国法律允许的范围内，根据本协议的相关规定应将股权期权（见下面定义）或公司资产（见下面定义）转让给WFOE及/或WFOE指定其他的单位或个人

(4)	The Company agrees that the Company shareholders grant the Equity Transfer Option to the WFOE pursuant to the provisions of this Agreement. 公司同意公司股东根据本协议的相关规定将股权期权转让给WFOE。

(5)	The Company shareholders agree that the Company grants the Asset Purchase Option to the WFOE pursuant to the provisions of this Agreement. 公司股东同意公司根据本协议的相关规定将资产购买期权转让给WFOE。

NOW, THEREFORE, the Parties, after consultations, hereby agree as follows:

因此，经过协商，各方当事人在此达成如下协议：
Article 1 Definitions 定义

1.1	As used in this Agreement, the following terms shall be interpreted to have the following meanings, unless otherwise interpreted pursuant to the context:
本协议中使用的下列术语除非另有专门解释，将被界定为下列语义：

“Equity Transfer Option” shall mean the option to purchase the equity interest in the Company as granted to the WFOE by the Company shareholders pursuant to the terms and conditions of this Agreement.
“股权期权转让”指根据本协议的交易条件由公司股东将其公司内的股权期权购买权让与给WFOE。

“Asset Purchase Option” shall mean the option to purchase any Company Assets as granted to the WFOE by the Company pursuant to the terms and conditions of this Agreement.
“资产购买期权”指根据本协议的交易条件公司将其购买公司任何资产的期权让与给WFOE。

“Option Equity” shall mean, in respect of each of the Company shareholders, all the equity interest held by him in the Company Registered Capital respectively as of the effective date of this Agreement; in respect of all the Company shareholders, the equity interest covering 100% of the Company Registered Capital as of the effective date of this Agreement.
“股权期权”指公司的每一个股东在本协议生效日所持有的注册资本份额及公司所有股东自本协议生效日所持有的公司注册资本100%的股权。

“Company Registered Capital” shall mean the registered capital of the Company as of the effective date of this Agreement, i.e. RMB1,000,000, which shall include any expanded registered capital as a result of any capital increase in any form within the term of this Agreement.
“公司注册资本”指本协议生效之日的注册资本人民币一百万元，还包括本协议期间基于以任何形式增资形成的增加的注册资本。

“Transferred Equity” shall mean the equity interest in the Company which the WFOE has the right to request either of the Company shareholders to transfer to it or its designated entity or individual in accordance with Article 3 hereof when the WFOE exercises its Equity Transfer Option, the quantity of which may be all or part of the Option Equity and the specific amount of which shall be determined by the WFOE at its sole discretion in accordance with the then-effective PRC Law and based on its commercial consideration.

“转让股权”指根据本协议第3条WFOE行使股权期权购买权时有权要求公司股东将其股权转让给其自身名下或其指定的单位或个人，转让的数量可以是全部也可以是部分，具体的数额将根据即时有效的中华人民共和国法律并基于商业考量而由WFOE自行决定。

“Transferred Assets” shall mean the Company Assets which the WFOE has the right to require the Company to transfer to it or its designated entity or individual in accordance with Article 3 hereof when the WFOE exercises its Asset Purchase Option, the quantity of which may be all or part of the Company Assets and the details of which shall be determined by the WFOE at its sole discretion in accordance with the then-effective PRC Law and based on its commercial consideration.

“转让的资产”指根据本协议第3条WFOE行使资产期权购买权时有权要求公司股东将其公司资产转让给其自身名下或其指定的单位或个人，转让的数量可以是全部也可以是部分，具体的数额将根据即时有效的中华人民共和国法律并基于商业考量而由WFOE自行决定。

“Exercise of Option” shall mean the exercising of the Equity Transfer Option or the Asset Purchase Option by the WFOE.
“期权行使”指WFOE行使的股权期权转让权及资产期权购买权。

“Transfer Price” shall mean all the consideration that the WFOE or its designated entity or individual is required to pay to the Company shareholders or the Company in order to obtain the Transferred Equity or the Transferred Assets upon each Exercise of Option.
“转让价格”指WFOE及其指定的单位或个人在行使股权期权转让权和资产期权购买权时应向公司或公司支付的对价。

“Business Permits” shall mean any approvals, permits, filings, registrations, etc which the Company is required to have for legally and validly operating all its businesses, including without limitation, Business License of Corporate Legal Person, Operation Permit of Value-added Telecommunication Service and such other relevant permits and licenses as required by the then-effective PRC Law.

“商业许可”指公司为了合法有效运营其业务而需获取的批准，许可，备案，登记等资料，包括但不限于公司法人的营业执照，电信增值业务的营运许可及其他即时有效法律要求的相关许可和证照。

“Company Assets” shall mean all the tangible and intangible assets which the Company owns or has the right to dispose of during the valid term of this Agreement, including without limitation, any immoveable and moveable assets, intellectual property rights such as trademarks, copyrights, patents, know-how, domain names and software use rights, and any investment interest.
“公司资产”指公司在本协议有效期间拥有或有权处置的所有有形及无形资产，包括但不限于任何可移动及不可移动的资产，诸如商标，版权，专利，技术秘密，域名，软件使用权及其他投资收益等类似的知识产权。

“Material Asset” shall mean any asset which has a book value of RMB100,000 or more or has a material effect on the business operations of any Party.
“重大资产”指净值超过10万元或以上的资产或其对任何一方主体的交易都能产生重大影响。

“Material Agreement” shall mean, in respect of the Company, any agreement to which the Company is a party and which has a material effect on the business or assets of the Company, including without limitation, the Exclusive Technology Service Agreement entered into by the Company and the WFOE on September 9, 2010 and other important agreements regarding the business of the Company; in respect of a Subsidiary, any agreement to which such Subsidiary is a party and which has a material effect on the business or assets of such Subsidiary.
“重大协议”指任何一份对公司营业及资产都将产生重大影响的协议，包括但不限于公司与WFOE于2010年9月9日签署的独家技术服务协议和其他涉及公司营业的重要协议；对于子公司而言，任何一份对子公司营业及资产都将产生重大影响的协议。

“PRC” shall mean the People’s Republic of China, which, for purpose of this Agreement only, excludes Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan.
“中国”基于本协议特指中华人民共和国（不包括中国的港、澳、台地区）。

“PRC Law” shall mean the then-effective laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the PRC.
“中国法律”指中华人民共和国现行有效的法律、行政法规、部门规章，地方法规、司法解释或其他有约束力的规范文件。

“Exercise Notice” shall have the meaning prescribed to such term in Article 3.7 hereof.
“行权通知”同3.7条术语所指定的含义。

“Subsidiary” shall have the meaning prescribed to such term in Article 6.1.10 hereof.
“子公司”同6.1及6.10条术语所指定的含义。

“Confidential Information” shall have the meaning prescribed to such term in Article 8.1 hereof.
“秘密信息”同8.1条术语所指定的含义。

“Disclosing Party” shall have the meaning prescribed to such term in Article 8.1 hereof.
“披露方”同8.1条术语所指定的含义。

“Receiving Party” shall have the meaning prescribed to such term in Article 8.1 hereof.
“接收方”同8.1条术语所指定的含义。

“Defaulting Party” shall have the meaning prescribed to such term in Article 11.1 hereof.
“违约方”同11.1条术语所指定的含义。

“Default” shall have the meaning prescribed to such term in Article 11.1 hereof.
“违约”同11.1条术语所指定的含义。

“Available Rights” shall have the meaning prescribed to such term in Article 12.5 hereof.
“现行权利”同12.5条术语所指定的含义。

1.2		The references to any PRC Law herein shall be deemed:下述援引中华人民共和国法律是指：

	(1)	simultaneously to include the references to the amendments, changes, supplements and restatement of such PRC Law, irrespective of whether they take effect before or after the execution of this Agreement; and
同时包括援引修正案，修改，补充或法律的注释汇编，不管援引的法律是在本协议生效前还是生效后生效；及

	(2)	simultaneously to include the references to other decisions, notices and regulations enacted in accordance therewith or effective as a result thereof.
同时包括援引其他根据法律做出的决定，通知，及应履行的规则。

1.3	Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the corresponding part of this Agreement.
除非本协议文意另有所指，本协议的条，款，项及自然段都视为本协议相应的部分。

Article 2 Grant of Equity Transfer Option and Asset Purchase Option

股权期权转让权及资产期权购买权

2.1	The Company shareholders hereby severally and jointly agree to grant, upon this Agreement taking effect, the WFOE an irrevocable, unconditional and exclusive Equity Transfer Option. Pursuant to such Equity Transfer Option, the WFOE is entitled to, to the extent permitted by the PRC Law, request the Company shareholders to transfer the Option Equity to the WFOE or its designated entity or individual according to the terms and conditions hereunder. The WFOE also agrees to accept such Equity Transfer Option.
公司在此联合承诺在本协议生效后将以不可撤销，无条件且排他的方式转让股权期权于WFOE。根据股权期权转让的规定，WFOE有权在法律允许的幅度内，要求公司股东将按照本协议约定的条件将股权期权转让给WFOE及其指定的单位或个人。WFOE也同意接受如此的股权期权转让。

2.2	The Company hereby agrees that the Company shareholders grant such Equity Transfer Option to the WFOE according to Article 2.1 above and other provisions of this Agreement.
公司在此同意公司股东将根据2.1条及本协议的其他规定将股权期权转让给WFOE。

2.3	The Company hereby agrees to grant, upon this Agreement taking effect, the WFOE an irrevocable, unconditional and exclusive Asset Purchase Option. Pursuant to such Asset Purchase Option, the WFOE is entitled to, to the extent permitted by the PRC Law, request the Company to transfer all or part of the Company Assets to the WFOE or its designated entity or individual according to the terms and conditions hereunder. The WFOE also agrees to accept such Asset Purchase Option.
公司在此同意当本协议生效后将以不可撤销，无条件且排他的方式转让股权期权于WFOE。根据资产期权购买的规定，WFOE有权在法律允许的幅度内，要求公司股东将按照本协议约定的条件将资产期权转让给WFOE及其指定的单位或个人。WFOE也同意接受如此的资产期权购买。

2.4	The Company shareholders hereby severally and jointly agree that the Company grants such Asset Purchase Option to the WFOE according to Article 2.3 above and other provisions of this Agreement.
公司股东在此共同同意按照2.3条及本协议的其他规定将资产期权购买权转让给WFOE。

Article 3 Method of Exercise of Option
期权行使方式

3.1.	Subject to the terms and conditions of this Agreement, the WFOE shall have the absolute sole discretion to determine the specific time, method and times of its Exercise of Option to the extent permitted by the PRC Law.
根据本协议的相关条件，WFOE将在中华人民共和国法律允许的幅度内自行决定期权行使的具体时间，方式及次数。

3.2.	Subject to the terms and conditions of this Agreement and to the extent not in violation of the then-effective PRC Law, the WFOE shall have the right to, at any time, request to acquire the Transferred Equity from the Company shareholders by itself or through any other entity or individual designated by it.
根据本协议的条件及在不违反中华人民共和国即行有效的情形下，WFOE有权在任何时候要求从公司股东那里自行或通过其指定的单位或个人受让可转让的股权。

3.3.	Subject to the terms and conditions of this Agreement and to the extent not in violation of the then-effective PRC Law, the WFOE shall have the right to, at any time, request to acquire the Transferred Assets from the Company by itself or through any other entity or individual designated by it.
根据本协议的条件及在不违反中华人民共和国即行有效的情形下，WFOE有权在任何时候要求从公司股东那里自行或通过其指定的单位或个人受让可转让的资产。

3.4.	With regard to the Equity Transfer Option, at each Exercise of Option, the WFOE shall have the right to arbitrarily determine the amount of the Transferred Equity to be transferred by the Company shareholders to the WFOE and/or any other entity or individual designated by it. The Company shareholders shall respectively transfer the Transferred Equity to the WFOE and/or any other entity or individual designated by it in the amount requested by the WFOE. The WFOE and/or any other entity or individual designated by it shall pay the Transfer Price with respect to the Transferred Equity acquired at each Exercise of Option to the Company shareholders transferring such Transferred Equity.
关于股权期权转让，WFOE在每行使一次期权时，都有权独自决定公司股东拟转让于WOFE及/或其指定的任何其他的单位或个人股权的数量。公司股东应各自按照WFOE要求的数量将可转让的股权转让给WFOE及/或其指定的单位或个人。WFOE及/或其指定的单位或个人在行使期权转让时应该向转让的公司股东支付对应的转让价格。

3.5.	With regard to the Asset Purchase Option, at each Exercise of Option, the WFOE shall have the right to determine the specific Company Assets to be transferred by the Company to the WFOE and/or any other entity or individual designated by it. The Company shall transfer the Transferred Assets to the WFOE and/or any other entity or individual designated by it in accordance with the WFOE’s requirement. The WFOE and/or any other entity or individual designated by it shall pay the Transfer Price to the Company with respect to the Transferred Assets acquired at each Exercise of Option.
关于资产购买期权购买权，WFOE在每行使一次期权时，都有权独自决定公司拟转让于WOFE及/或其指定的任何其他的单位或个人具体的公司资产。公司股东应各自按照WFOE要求将可转让的资产转让给WFOE及/或其指定的单位或个人。WFOE及/或其指定的单位或个人在行使资产期权购买权时应该向转让的公司股东支付对应的转让价格。

3.6.	At each Exercise of Option, the WFOE may acquire the Transferred Equity or Transferred Assets by itself or designate any third party to acquire all or part of the Transferred Equity or Transferred Assets.
WFOE在每行使一次期权时，都可以独自受让或通过其指定的第三人受让可转让的期权或资产。

3.7.	Having decided each Exercise of Option, the WFOE shall issue to the Company shareholders or the Company a notice for exercising the Equity Transfer Option or a notice for exercising the Asset Purchase Option (the “Exercise Notice”, the form of which are set out in Annex 2 and Annex 3 hereto). The Company shareholders or the Company shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity or Transferred Assets in accordance with the Exercise Notice to the WFOE and/or any other entity or individual designated by the WFOE in such method as described in Article 3.4 or Article 3.5 hereof.
WFOE在已经决定行使期权时，应向公司股东或公司发送行将行使股权期权转让或资产期权购买的通知（“行权通知”的形式将按照附件2及附件3的形式执行）。公司股东或公司在收到行权通知后，应立即根据3.4条及3.5条的规定并按照行权通知的要求向WFOE及/或其指定的任何单位或个人转让可转让的股权或资产。

Article 4 Transfer Price 转让价格

4.1.	With regard to the Equity Transfer Option, the total Transfer Price to be paid by the WFOE or any other entity or individual designated by the WFOE to each Company shareholders at each Exercise of Option by the WFOE shall be the capital contribution mirrored by the corresponding Transferred Equity in the Company Registered Capital. But if the lowest price permitted by the then-effective PRC Law is higher than the above capital contribution, the Transfer Price shall be the lowest price permitted by the PRC Law.

关于股权期权转让权，WOFE或其指定的单位或个人在每一次行使期权的过程中向公司股东支付的整个转让价格将不得超过转让股东在公司注册资本的份额。但是如果即时有效的法律规定的最低转让价格不得低于上述注册资本出资额，转让价格就按照法律规定的最低价格执行。

4.2.	With regard to the Asset Purchase Option, the Transfer Price to be paid by the WFOE or any other entity or individual designated by the WFOE to the Company at each Exercise of Option by the WFOE shall be the net book value of the relevant Transferred Assets. But if the lowest price permitted by the then-effective PRC Law is higher than the net book value of the Transferred Assets, the Transfer Price shall be the lowest price permitted by the PRC Law.
关于资产期权购买权，WOFE或其指定的单位或个人在每一次行使期权的过程中向公司支付的整个转让价格将不得超过转让拟转让资产的净值。但是如果即时有效的法律规定的最低转让价格不得低于上述资产的净值，转让价格就按照法律规定的最低价格执行。

Article 5 Representations and Warranties 声明和保证

5.1		The Company shareholders hereby severally and jointly represent and warrant that:
公司股东在此联合作出如下声明和保证：

	5.1.1.	Each of the Company shareholders is a Chinese citizen with full capacity. Each of them has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a party to lawsuit.
公司的每一个股东都是具有完全民事行为能力的中国公民。他们每一个人都有完全和独立的法人地位和权利能力来签署和执行本协议并能独立作为诉讼的一方当事人。

	5.1.2.	The Company is a limited liability company duly registered and legitimately existing under the PRC Law with an independent legal personality. It has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a party to lawsuit.
公司是根据中华人民共和国法律依法设立的有限责任公司，具有独立的法人资格，有能力签署，履行本协议，能独立的作为诉讼当事人。

5.1.3.	Upon this Agreement taking effect, each of them has the full power and authority to execute, deliver and perform this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by him. Each of them has the full power and authority to consummate the transaction contemplated hereby.
本协议生效后，每一个股东有足够的能力和授权来签署和执行本协议及与本协议相关的其他文件。每一个股东也有足够的能力和授权来完成本协议所涉的交易。

5.1.4.	This Agreement is legally and duly executed and delivered by the Company shareholders. After taking effect, this Agreement shall constitute their legal and binding obligations and shall be enforceable against them in accordance with the terms of this Agreement.
本协议由公司股东合法有效签署。协议生效后，本协议将构成他们的法定的、有拘束力的义务并对他们有强制执行力。

5.1.5.	The Company shareholders are the legitimate owners of the Option Equity as of the effective date of this Agreement, and except for the rights created under the Equity Pledge Agreement and Shareholder Voting Rights Proxy Agreement executed by the Company, the WFOE and the Company shareholders on the date hereof, the Option Equity is free from and clear of any lien, pledge, claim and other encumbrances and third party rights. Pursuant to this Agreement, the WFOE and/or any other entity or individual designated by it may, after the Exercise of Option, acquire a good title to the Transferred Equity, free from and clear of any lien, pledge, claim and other encumbrances or third party rights.
公司股东自本协议生效日起将是合法的股权期权所有者，除了由公司，WFOE和公司股东签署的质押股权协议及股东投票代理权协议创设的权利外，股权期权不存在任何留置，质押或第三者所主张的任何索赔及其他权利之情形。根据本协议，WFOE及其指定的任何其他单位和个人在行使期权后，将获得被转让股权的完整权利，不存在留置，质押或第三者所主张的任何索赔及其他权利之情形。

5.1.6.	To the knowledge of the Company shareholders, as of the effective date of this Agreement, the Company Assets are free from and clear of any lien, mortgage, claim and other encumbrances and third party rights. Pursuant to this Agreement, the WFOE and/or any other entity or individual designated by it may, after the Exercise of Option, acquire a good title to the Company Assets, free from and clear of any lien, mortgage, claim and other encumbrances or third party rights.
本协议生效之日起，就公司股东已知的信息而言，公司的财产不存在任何留置，质押或第三者所主张的任何索赔及其他权利之情形。根据本协议，WFOE及其指定的任何其他单位和个人在行使期权后，将获得被转让资产的完整权利，不存在留置，质押或第三者所主张的任何索赔及其他权利之情形。

	5.1.7.	The execution, delivery and performance by the Company shareholders of this Agreement and the consummation by the Company shareholders of the transaction contemplated hereby do not violate any PRC Law or any agreement, contract or other arrangement with any third party by which they are bound.
公司股东签署和执行本协议及完成本协议规定的交易不得违反任何法律和协议，协议或与任何第三者签署的其他协议。

5.2		The Company hereby represents and warrants that:
公司在此声明和承诺：

	5.2.1	The Company is a limited liability company duly registered and legitimately existing under the PRC Law with an independent legal personality. It has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a party to lawsuit.
公司是根据中华人民共和国法律依法设立的有限责任公司，具有独立的法人资格，有能力签署，履行本协议，能独立的作为诉讼当事人。

	5.2.2	The Company has the full internal corporate power and authority to execute, deliver and perform this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by it. It has the full power and authority to consummate the transaction contemplated hereby.
公司有足够的能力和充分的授权来履行本协议及根据本协议需要执行的其他相关文件。公司有足够的能力和授权来完成本协议规定的交易。

	5.2.3	This Agreement is legally and duly executed and delivered by the Company. After taking effect, this Agreement shall constitute the legal and binding obligation against it.
本协议由公司合法有效签署。协议生效后，本协议将构成他们的法定的、有拘束力的义务并对他们有强制执行力。

	5.2.4	The Company Assets are free from and clear of any lien, mortgage, claim and other encumbrances and third party rights. Pursuant to this Agreement, the WFOE and/or any other entity or individual designated by it may, after the Exercise of Option, acquire a good title to the Company Assets, free from and clear of any lien, mortgage, claim and other encumbrances or third party rights.

公司的财产不存在任何留置，质押或第三者所主张的任何索赔及其他权利之情形。根据本协议，WFOE及其指定的任何其他单位和个人在行使期权后，将获得被转让资产的完整权利，不存在留置，质押或第三者所主张的任何索赔及其他权利之情形。

	5.2.5	The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transaction contemplated hereby do not violate any PRC Law or any agreement, contract or other arrangement with any third party by which it is bound.
公司签署和执行本协议及完成本协议规定的交易不得违反任何法律和协议，协议或与任何第三者签署的其他协议。

5.3		The WFOE hereby represents and warrants that:
WFOE在此声明和承诺：

	5.3.1.	The WFOE is a wholly foreign-owned enterprise duly registered and legitimately existing under the PRC Law with an independent legal personality. The WFOE has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a party to lawsuit.
WFOE是根据现行有效的中华人民共和国法律依法设立的外商独资企业，具有独立的法人资格，有能力签署，履行本协议，能独立的作为诉讼当事人。

	5.3.2.	The WFOE has the full internal corporate power and authority to execute, deliver and perform this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by it. It has the full power and authority to consummate the transaction contemplated hereby.
WFOE有足够的能力和充分的授权来履行本协议及根据本协议需要执行的其他相关文件。公司有足够的能力和授权来完成本协议规定的交易。

	5.3.3.	This Agreement is legally and duly executed and delivered by the WFOE. After taking effect, this Agreement shall constitute the legal and binding obligation against it.
本协议由WFOE合法有效签署。协议生效后，本协议将构成他们的法定的、有拘束力的义务并对他们有强制执行力。

Article 6 Undertakings by the Company shareholders
公司股东承诺
Each of the Company shareholders hereby severally undertakes that:
每一个公司股东分别在此作出承诺：

6.1		Within the valid term of this Agreement, without the WFOE’s prior written consent:
在本协议的有效期内，在没有得到WFOE事前的书面同意

	6.1.1.	any Company shareholders shall not transfer or otherwise dispose of any Option Equity or create any encumbrance or other third party rights on any Option Equity;
任何公司的股东不得转让或另行处置任何股权期权或对于股权期权设置任何留置权利或第三者权利；

	6.1.2.	he shall not increase or decrease the Company Registered Capital or cause or permit the Company to be divided or merged with any other entity;
不得增加或减少公司注册资本或促使、允许公司被分立或与其他公司合并；

	6.1.3.	he shall not dispose of or cause the management of the Company to dispose of any Material Asset (other than in the ordinary course of business), or create any encumbrance or other third party rights on any Material Asset;
不得处置或促使公司的管理部门处置重大资产（除了一些普通的交易），或对于重大资产创设任何留置权利或第三者权利；

	6.1.4.	he shall not terminate or cause the management of the Company to terminate any Material Agreement entered into by the Company, or enter into any other agreement in conflict with the existing Material Agreements;
不得终止或促使公司的管理部门终止公司签署的任何重大协议，或签署与现存重大协议相冲突的其他协议；

	6.1.5.	he shall not appoint or dismiss and replace any director or supervisor of the Company or any other management personnel of the Company who shall be appointed or dismissed by the Company shareholders;
不得委任，解聘或替换公司的任何董事，监事及经营管理层的人员，这些人员只得由公司的股东委任或解聘。

	6.1.6.	he shall not cause the Company to declare the distribution of or in practice release any distributable profit, dividend, share profit or share interest;
不能允许公司宣布分派或在实际中分派可分派利润，红利，股利或股息；

	6.1.7.	he shall ensure that the Company validly exists and is not terminated, liquidated or dissolved;
确保公司有效存续而不被终止，清算或解散；

	6.1.8.	he shall not amend the articles of association of the Company;

不得修改公司的章程；

6.1.9.	he shall ensure that the Company will not lend or borrow any money, or provide any guaranty or engage in security activities in any other form, or bear any substantial obligations other than in the ordinary course of business; and
确保公司不得借出或接入任何款项，或提供任何担保或以任何形式从事担保活动，或承担除了日常经营行为外的任何重大义务；并且

6.1.10.	it shall not cause the Company or the management of the Company to approve any of the following acts of any of the Company’s subsidiaries or affiliates (collectively, the “Subsidiaries”):
确保公司或公司的管理层不允许公司的子公司或附属机构有任何下列行为（统称为“子公司”）

(a)	increase or decrease any Subsidiary’s registered capital or cause or permit any Subsidiary to be divided or merged with any other entity;
增加或减少子公司注册资本或促使、允许子公司被分立或与其他公司合并；

(b)	dispose of or cause the management of the Subsidiaries to dispose of any Material Asset of any Subsidiary (other than in the ordinary course of business), or create any encumbrance or other third party rights on such assets;
处置或促使子公司的管理部门处置重大资产（除了一些普通的交易），或对于重大资产创设任何留置权利或第三者权利；

(c)	terminate or cause the management of the Subsidiaries to terminate any Material Agreement entered into by any Subsidiary, or enter into any other agreement in conflict with the existing Material Agreements;
终止或促使子公司的管理部门终止子公司签署的任何重大协议，或签署与现存重大协议相冲突的其他协议；

(d)	appoint or dismiss and replace any director or supervisor of any Subsidiary or any other management personnel of such Subsidiary who shall be appointed or dismissed by the Company;
委任，解聘或替换子公司的任何董事，监事及经营管理层的人员，这些人员只得由子公司的股东委任或解聘。

(e)	terminate, liquidate or dissolve any Subsidiary or act in any way that damages or is likely to damage the valid existence of any Subsidiary;

终止，清算或解散任何子公司或以任何方式损害或有可能损害任何子公司的有效存在；

	(f)	amend the articles of association of any Subsidiary; and
修改任何子公司的公司章程；

	(g)	lend or borrow any money, or provide any guaranty or engage in security activities in any other form, or bear any substantial obligations other than in the ordinary course of business.
借出或接入任何款项，或提供任何担保或以任何形式从事担保活动，或承担除了日常经营行为外的任何重大义务

6.2		Within the valid term of this Agreement, he shall use his best endeavor to develop the business of the Company and ensure that the Company’s operations are legal and in compliance with the regulations, and he will not engage in any act or omission which may damage the Company’s (including the Subsidiaries’) assets and goodwill or affect the validity of the Business Permits of the Company.
在本协议有效期内，公司股东应竭力开展公司的业务并确保公司的运营合法、合规，并且股东不得从事有损公司（包括子公司）的资产、声誉或影响公司营业许可有效性之任何作为或不作为。

6.3		Within the valid term of this Agreement, he shall timely notify the WFOE of any circumstances that may have a material adverse effect on the existence, business operations, financial conditions, assets or goodwill of the Company (including the Subsidiaries) and timely take all the measures approved by the WFOE to remove such adverse circumstances or take effective remedial measures with respect thereto.
在本协议的有效期间，股东应及时通知WFOE任何有损公司（包括子公司）存续，商业运营，财务状况，资产或声誉重大不利影响之情形并及时采取WFOE认可的所有措施以消除上述不利之情形或采取相关的有效救济措施。

6.4		With the valid term of this Agreement, once the WFOE gives the Exercise Notice,
在本协议有效期内，一旦WFOE发出行权通知，

	6.4.1.	he shall promptly convene a shareholders’ meeting, pass shareholders’ resolutions and take all other necessary actions to approve any Company shareholders or the Company to transfer all the Transferred Equity or the Transferred Assets at the Transfer Price to the WFOE and/or any other entity or individual designated by the WFOE, and waive any preemptive right to purchase enjoyed by him (if any);

公司股东应立即召集股东大会，通过股东决议并采取其他必要的措施以批准公司股东或公司按照转让价格将所有可转让的股权或资产转让给WFOE及/或其指定的单位或个人，并放弃其自身享有的任何优先购买权（如有）；

6.4.2.	he shall promptly enter into an equity transfer agreement with the WFOE and/or any other entity or individual designated by the WFOE to transfer all the Transferred Equity at the Transfer Price to the WFOE and/or any other entity or individual designated by the WFOE and provide necessary support to the WFOE (including provision and execution of all relevant legal documents, performing all government approval and registration procedures and assuming all relevant obligations) in accordance with the WFOE’s requirements and the PRC Law so that the WFOE and/or any other entity or individual designated by the WFOE may acquire all the Transferred Equity, free from and clear of any legal defect or any encumbrance, third party restriction or any other restrictions on the Transferred Equity.
股东应立即和WFOE及/或其指定的单位或个人签署股权转让协议以便能按转让价格转让所有的可转让股权并按照WFOE的要求及法律提供必要的协助（包括提供或履行所有相关的合法文件，履行政府需要的批准登记程序并承担所有相关的义务）从而使得WFOE及/或其指定的单位或个人能受让所有可以受让的股权，并确保受让的股权没有任何权利瑕疵和障碍，或第三方之权利限制或对受让股权的任何其他限制。

6.5	If the total Transfer Price obtained by any Company shareholders with respect to the Transferred Equity held by him is higher than the capital contribution corresponded with such Transferred Equity in the Company Registered Capital, or he receives any form of profit distribution, share profit, share interest or dividend from the Company, then such Company shareholders agrees to, to the extent no in violation of the PRC Law, waive the premium earnings and any profit distribution, share profit, share interest or dividend (after the deduction of relevant taxes) and the WFOE is entitled thereto. Otherwise, such Company shareholders shall compensate the WFOE and/or any other entity or individual designated by the WFOE for any loss incurred as a result thereof.
如果公司的任何股东在转让上述股权时获得的总转让价格高于其在公司注册资本中的出资额，或其（缴纳相关税费后）获取了任何形式的可分派利润，股利，股息，或红利，则公司股东同意，在不违反法律的范围内，放弃前述权益而由WFOE享有。否则，公司股东应赔偿WFOE及/或其指定的单位或个人因此所造成的损失。

Article 7 Undertakings by the Company 公司承诺

7.1		The Company hereby undertakes that:公司在此承诺

	7.1.1.	If any consent, permit, waiver or authorization by any third party, or any approval, permit or exemption by any government authority, or any registration or filing formalities (if required by law) with any government authority needs to be obtained or handled with respect to the execution and performance of this Agreement and the grant of the Equity Transfer Option or Asset Purchase Option hereunder, the Company shall endeavor to assist in satisfying the above conditions.
如果在履行本协议及转让股权期权或资产期权过程中，需要获取任何第三方或政府部门的同意，允许，弃权，授权，登记，申请程序，公司应竭力满足上述要求。

	7.1.2.	Without the WFOE’s prior written consent, the Company shall not assist or permit the Company shareholders to transfer or otherwise dispose of any Option Equity or create any encumbrance or other third party rights on any Option Equity.
没有WFOE的事前书面同意，公司不能协助或允许其股东转让或另行处理任何股权期权或在股权期权上创设任何的留置权利或任何第三方的其他权利。

	7.1.3.	Without the WFOE’s prior written consent, the Company shall not transfer or otherwise dispose of any Material Asset (other than in the ordinary course of business) or create any encumbrance or other third party rights on any Company Assets.
没有WFOE的事前书面同意，公司不能转让或另行处置任何重大资产（日常经营除外）或对于公司的资产设置任何留置权利或第三方权利。

	7.1.4.	The Company shall not do or permit to be done any behavior or action that may adversely affect the interests of the WFOE under this Agreement, including without limitation, any behavior and action that is subject to Article 6.1.
公司不得根据本协议从事或允许任何可能给WFOE权益带来负面影响的行为，包括但不限于6.1条所涉的任何行为。

7.2		With the valid term of this Agreement, once the WFOE gives the Exercise Notice,在本协议的有效期内，一旦WFOE发出行权通知，

	7.2.1	it shall promptly cause the Company shareholders to convene a shareholders’ meeting, pass shareholders’ resolutions and take all other necessary actions to approve the Company to transfer all the Transferred Assets at the Transfer Price to the WFOE and/or any other entity or individual designated by the WFOE;

公司应立即召集股东召开股东大会，通过股东决议并采取其他必要的措施以批准公司公司按照转让价格将所有可转让的资产转让给WFOE及/或其指定的单位或个人；

7.2.2	it shall promptly enter into an asset transfer agreement with the WFOE and/or any other entity or individual designated by the WFOE to transfer all the Transferred Assets at the Transfer Price to the WFOE and/or any other entity or individual designated by the WFOE, and cause the Company shareholders to provide necessary support to the WFOE (including provision and execution of all relevant legal documents, performing all government approval and registration procedures and assuming all relevant obligations) in accordance with the WFOE’s requirements and the PRC Law so that the WFOE and/or any other entity or individual designated by the WFOE may acquire all the Transferred Assets, free from and clear of any legal defect or any encumbrance, third party restriction or any other restrictions on the Transferred Assets.
公司应立即和WFOE及/或其指定的单位或个人签署资产转让协议以便能按转让价格转让所有的可转让资产并按照WFOE的要求及法律提供必要的协助（包括提供或履行所有相关的合法文件，履行政府需要的批准登记程序并承担所有相关的义务）从而使得WFOE及/或其指定的单位或个人能受让所有可以受让的资产，并确保受让的资产没有任何权利瑕疵和障碍，或第三方之权利限制或对受让资产的任何其他限制。

Article 8 Confidentiality Obligations 保密义务

8.1	Regardless of whether this Agreement is terminated or not, each Party shall keep strictly confidential all the business secrets, proprietary information, customer information and all other information of a confidential nature about the other Parties known by it during the execution and performance of this Agreement (collectively, the “Confidential Information”). Unless a prior written consent is obtained from the Party disclosing the Confidential Information (the “Disclosing Party”) or unless it is required to be disclosed to third parties according to the stipulation of relevant laws and regulations or the requirement of the place where its affiliate is listed on a stock exchange, the Party receiving the Confidential Information (the “Receiving Party”) shall not disclose to any third party any Confidential Information. The Receiving Party shall not use any Confidential Information other than for the purpose of performing this Agreement.

不管本协议是否终止，任何一方必须：对于在签署及执行本协议的过程中获悉的所有商业秘密承担保密义务。专有信息，客户信息机其他有关协议其他方有保密性质的信息（统称“秘密信息”）应承担严格的保密义务。除非事前得到秘密披露方的书面同意或根据相关法律、法规的规定或披露方的关联上市公司应按相关要求需要披露信息外，秘密信息接收方不得向任何第三方泄露任何秘密信息。秘密信息接收方不得将获悉的任何信息用于不是执行本协议的用途。

8.2		The following information shall not be deemed part of the Confidential Information:
下列信息不被视为秘密信息：

	(a)	any information that has been lawfully acquired by the receiving Party before as evidenced by written documents;
接受方能提供书面证据证明的在在披露方披露信息之前合法获取的信息；

	(b)	any information entering the public domain not attributable to the fault of the Party receiving the information; or
不是因为接收方过错导致的任何进入公共领域的信息；

	(c)	any information lawfully acquired by the Party receiving the information through other sources after its receipt of such information.
接收方接受信息后通过其他途径依法获取的任何信息。

8.3		For purpose of performing this Agreement, the Receiving Party may disclose the Confidential Information to its relevant employees, agents or professionals retained by it. However, the Receiving Party shall ensure that the aforesaid persons shall comply with the relevant terms and conditions of this Article 8. In addition, the Receiving Party shall be responsible for any liability incurred as a result of such persons’ breach of the relevant terms and conditions of this Article 8.
为了执行本协议，接受方可以将上述的秘密信息披露给其雇佣的相关雇员，代理人或员工。但是接收方得确保上述人员必须按照第8条的规定承担保密义务。此外，接收方对于其雇佣的上述人员违反第8条之保密义务行为将承担相关责任。

8.4		Notwithstanding any other provision herein, the effect of this Article 8 shall not be affected by the termination of this Agreement.
尽管本条的前述规定，第8条的效力不因本协议的终止受到任何影响。

Article 9 Term of Agreement 协议期限

After being duly executed by the Parties, this Agreement shall become effective immediately upon the Equity Interest Transfer taking effect. This Agreement shall terminate after all the Option Equity and the Company Assets are lawfully transferred to the WFOE and/or any other entity or individual designated by the WFOE pursuant to the provisions of this Agreement.

协议的各方有效签署后，本协议自股权转让生效后立即生效。根据本协议的规定，当所有的股权期权及公司资产合法转让于WFOE及/或其指定的单位或个人后，本协议即终止。

Article 10 Notices 通知

10.1	Any notice, request, demand and other correspondences required by this Agreement or made in accordance with this Agreement shall be delivered in writing to the relevant Party.
本协议所要求的任何通知，请求，要求或其他通信形式将以书面方式发送至协议的相对方。

10.2	If any of such notice or other correspondences is transmitted by facsimile or telex, it shall be treated as delivered immediately upon transmission; if delivered in person, it shall be treated as delivered at the time of delivery; if posted by mail, it shall be treated as delivered five (5) days after posting.
如果通知或通信是以电传或电报的方式传送的，一旦传送即视为送达；如果是人工送达的，交付之日视为送达之日；如果以邮件的方式寄送的，邮寄后的五日即视为送达。

Article 11 Defaulting Liability 违约责任

11.1	The Parties agree and confirm that, if any of the Parties (the “Defaulting Party”) substantially violates any agreement herein or substantially fails to perform or delays performance of any of the obligations hereunder, such violation, failure or delay shall constitute a default under this Agreement (a “Default”). The non-defaulting Party shall have the right to request the Defaulting Party to rectify or take remedial actions within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial actions within such reasonable period or within ten (10) days after the non-defaulting Party notifies the Defaulting Party in writing requiring the Default to be rectified, then the non-defaulting Party is entitled to decide at its own discretion that:
本协议各方在此同意并确认，如果任何一方（“违约方”）实质上违反了本协议的任何约定或没有履行、迟延履行本协议的任何义务将被视为违约。守约方将有权要求违约方修正违约行为或在合理的时间内采取救济措施。如果违约方在接到守约方的通知后10天内或没有在合理的时间内采取救济措施，守约方有权自行决定如下行为：

	11.1.1.	if any Company shareholders or the Company is the Defaulting Party, the WFOE shall be entitled to terminate this Agreement and require the Defaulting Party to indemnify the damages;
如果公司股东或公司是违约方，WFOE有权终止本协议并要求违约方赔偿违约金；

	11.1.2.	if the WFOE is the Defaulting Party, the non-defaulting Party shall be entitled to require the Defaulting Party to indemnify the damages, but unless otherwise provided for by the PRC Law, the non-defaulting Party has no right to terminate or cancel this Agreement in any circumstances.
如果WFOE是违约方，守约方有权要求违约方赔偿违约金，但是除非法律另有规定外，守约方在任何情形下没有权利终止或取消本协议。

11.2		Notwithstanding any other provision herein, the effect of this Article 11 shall not be affected by the termination of this Agreement.
不管本协议是否有其他规定，本协议第11条的效力不因为本协议的终止有任何影响。

Article 12 Miscellaneous 其他条款

12.1	This Agreement is written in Chinese and executed in three (3) originals, with one (1) original to be retained by each Party hereto.
本协议由汉语写就，一式三份，每份都具有同等的法律效力。

12.2	The execution, effectiveness, performance, revision, interpretation and termination of this Agreement shall be governed by the PRC Law.
本协议的订立、效力、解释、履行和争议的解决均受中华人民共和国法律的保护和管辖。

12.3	Any dispute arising out of and in connection with this Agreement shall be resolved through consultations among the Parties. In case the Parties fail to reach agreement within thirty (30) days after the dispute arises, such dispute shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Commission for arbitration in Shanghai in accordance with such Commission’s arbitration rules in effect at the time of applying for arbitration, and the arbitration award shall be final and binding on the Parties.
凡因执行本协议所发生的或与本协议有关的一切争议，协议各方应首先通过友好协商解决，如果各方在30天内协商不能解决，应提交中国国际经济贸易仲裁委员会华南分会按即行有效的仲裁规则仲裁。仲裁裁决是终局的，对各方都有约束力。

12.4	None of the rights, powers or remedies granted to any Party by any provision herein shall preclude any other rights, powers or remedies available to such Party at law and under the other provisions of this Agreement. In addition, the exercising by one Party of any of its rights, powers and remedies shall not exclude such Party from exercising any of its other rights, powers and remedies.
任何一方授予其他方的权利，权力或救济途径不能排除授予方根据法律及本协议规定享有的其他权利。此外，一方行使他方的权利，权力和救济途径将不得排除另外一方任何权利。

12.5	No failure or delay by a Party in exercising any rights, powers and remedies available to it hereunder or at law (the “Available Rights”) shall result in a waiver thereof, nor shall the waiver of any single or partial exercise of the Available Rights shall exclude such Party from exercising such rights in any other way and exercising the other Available Rights.
一方根据法律没有或延迟行使权利或救济途径（“现行权利”）将不导致弃权，一方放弃某一单项或部分现行权利将不排除其通过其他方式行使类似权利及行使现有权利。

12.6	The headings of the provisions herein are for reference only, and in no event shall such headings be used for or affect the interpretation of the provisions hereof.
本协议的条款标题仅为了方便阅读，不应影响对本协议条款的理解。

12.7	Each provision contained herein shall be severable and independent from each of the other provisions. If any one or more provisions herein become(s) invalid, illegal or unenforceable at any time, the validity, legality and enforceability of the remaining provisions herein shall not be affected as a result thereof.
协议的每一条款彼此独立。如果其中某一条款或某几个条款任何时候无效，违法或不可执行，其他条款的有效性，合法性及可执行性将仍然有效。

12.8	This Agreement, when effective, shall supersede any prior other legal documents executed by and among the Parties with respect to the subject matter hereof. Any amendment or supplement hereto shall be made in writing and shall become effective only upon due execution by the Parties hereto.
本协议生效后即替代协议各方之前签署或执行的与本协议事项有关的任何其他法律文件。本协议的任何修改或补充必须以书面形式进行并只有在各方都签署的情形下方可生效。

12.9	Without the WFOE’s prior written consent, each Company shareholders or the Company shall not transfer any of its rights and/or obligations hereunder to any third party. The Company shareholders and the Company hereby agree that the WFOE is entitled to transfer any of its rights and/or obligations hereunder to any third party upon written notice thereof to the Company shareholders and the Company.
没有WFOE的事前书面同意，公司的每一个股东或公司不能将本协议下的任何权利及/或义务转让给任何第三方。公司及其股东在此同意WFOE有权将本协议下其权利和义务在提前书面通知公司及其股东的情形下转让给任何第三方。

12.10	This Agreement shall be binding on the legal assignees or successors of the Parties.
本协议对协议任意一方合法承继者均有效。

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[SIGNATURE PAGE]

IN WITNESS WHEREOF, the following Parties have executed this Exclusive Call Option Agreement as of the date first above written.

Mr. Wang Youliang

By:

Mr. Liu Zhengxin

By:

Harbin Jiasheng Consultation & Management Co., LTD (Seal)

By:

Name:

Title:

Heilongjiang Zhongxian Information Co., LTD (Seal)

By:

Name:

Title:

Annex 1:
Company’s General Information

Company Name:	Heilongjiang Zhongxian Information Co., LTD.

Registered Address:	No. A09, Wuzhou Sun Town, Limin Avenue, Limin Development District, Harbin, Heilongjiang, China

Registered Capital:	RMB10,000,000
Shareholding Structure:

Shareholder	Contribution in	Percentage of	Method of
name	registered capital	contribution	contribution
Mr. Wang Youliang Mr. Liu Zhengxin	RMB 3,800,000 RMB 6,200,000	38% 62%	Currency Currency

Total	RMB 10,000,000	100%	/

Annex 2:
Form of Exercise Notice 行权通知样式

To: Mr. Wang Youliang and Mr. Liu Zhengxin
WHEREAS, we, Heilongjiang Zhongxian Information Co., LTD. (the “Company”), and you entered into an Exclusive Call Option Agreement (the “Option Agreement”) on December 21, 2010 and reached an agreement that you shall transfer the equity interest you hold in the Company to us or any third party designated by us at our request to the extent permitted by the PRC laws and regulations.
Therefore, we hereby give this notice to you as follows:
We hereby request to exercise the Equity Transfer Option under the Option Agreement and we designated by us will acquire the __% of the equity interest you hold in the Company (the “Proposed Acquired Equity”). Upon your receipt of this notice, you shall immediately transfer all the Proposed Acquired Equity to us pursuant to the provisions of the Option Agreement.

Regards,
Harbin Jiasheng Consultation & Management Co., LTD. (Seal)
Authorized representative:
Date:

致：王有良先生和刘正昕先生

鉴于，我们、黑龙江中现信息有限公司（下称“公司”）与阁下于年月日签署了独家期权购买协议（“期权协议”）并约定阁下应将其在公司持有的股权转让给我们或者在法律法规允许的范围内按照我们的要求转让给我们指定的第三方。

因此，我们在此向阁下发出如下通知：

我们在此要求按照股权期权转让协议行使股权转让权并且我们（或我们指定的公司或个人）将受让阁下于公司持有的[•]%股权（下称“拟转让股权”）。阁下收到此通知后，应立即按照期权协议的规定将拟转让股权转让至我们（或我们指定的公司或个人）的名下。

此致

哈尔滨嘉盛咨询管理有限公司（公章）
授权代表
日期：

Annex 3:
Form of Exercise Notice行权通知样式

To: Heilongjiang Zhongxian Information Co., LTD.
WHEREAS, we, Mr. Wang Youliang and Mr. Liu Zhengxin and you entered into an Exclusive Call Option Agreement (the “Option Agreement”) on December 21, 2010 and reached an agreement that you shall transfer your assets to us or any third party designated by us at our request to the extent permitted by the PRC laws and regulations.
Therefore, we hereby give this notice to you as follows:
We hereby require to exercise the Asset Purchase Option under the Option Agreement and we designated by us will acquire the assets owned by you as stated in a separate list (the “Proposed Acquired Assets”). Upon your receipt of this notice, you shall immediately transfer all the Proposed Acquired Assets to us/[name of designated company/individual] pursuant to the provisions of the Option Agreement.

Regards,
Harbin Jiasheng Consultation & Management Co., LTD. (Seal)
Authorized representative:
Date:

致：黑龙江中现信息有限公司

鉴于，我们、王有良先生、刘正昕先生与贵公司于2010年月日 签署了独家期权购买协议（“期权协议”）并约定贵公司应将其资产转让给我们或者在法律法规允许的范围内按照我们的要求转让给我们指定的第三方。

因此，我们在此向贵公司发出如下通知：

我们在此要求按照股权期权转让协议行使资产转让权并且我们（或我们指定的公司或个人）将受让贵公司单独用清单列出的资产项目（下称“拟转让资产”）。贵公司收到此通知后，应立即按照期权协议的规定将拟转让资产转让至我们（或我们指定的公司或个人）的名下。

此致

哈尔滨嘉盛咨询管理有限公司（公章）
授权代表：
日期：